UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2015

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2015, at a meeting of the Compensation Committee (the “ Committee ”) of the Board of Directors of Omnicell, Inc. (the “Company ”), the Committee approved the 2015 annualized base salaries for the Company’s executive officers as set forth below.  The annualized base salaries are effective July 1, 2015.  In addition, the Committee granted long-term equity compensation awards to the Company’s executive officers in the amounts set forth below.

			Long-Term Equity Compensation
Name	Title	2015 Annualized Base Salary	Stock Option Grant(1)	Restricted Stock Units (time based)	Restricted Stock Units (performance based)
Randall A. Lipps	Chairman, President and Chief Executive Officer	$620,000	42,500	14,167	28,333
Robin G. Seim	Executive Vice President, Finance, International and Manufacturing and Chief Financial Officer	$350,000	12,500	4,167	8,333
J. Christopher Drew	Executive Vice President, Sales and Marketing	$350,000	12,500	4,167	8,333
Dan S. Johnston	Executive Vice President and Chief Legal and Administrative Officer	$290,000	10,000	3,333	6,667
Nhat Ngo	Executive Vice President, Strategy and Business Development	$288,000	6,250	2,083	4,167
Jorge Taborga	Executive Vice President, Engineering	$275,000	6,250	2,083	4,167

(1)         The exercise price of each of the stock option grants is equal to closing price of the Company’s stock on the date of grant, February 6, 2015, as reported on The NASDAQ Global Market, which was $34.02 per share.

The shares subject to each of the stock option grants vest as to 25% of the shares subject to the grant on the first anniversary of the vesting commencement date of such grants, February 6, 2015, with the remainder of the shares subject to the grant vesting in equal monthly installments over the following thirty-six months. The time-based restricted stock unit awards vest on a semi-annual basis over a period of four years commencing on June 15, 2015.  The performance-based restricted stock unit awards vest as to 25% of the shares on the date of the Committee meeting in 2016 when the Committee reviews the performance-based metrics and determines if they were met or not, with the remaining shares vesting on a semi-annual basis over a period of thirty-six months commencing on June 15, 2016 if the Company meets certain stock performance objectives compared to the NASDAQ Healthcare Index.  The actual number of shares that vest may be 0%, 50% or 100% of the numbers reflected above, depending upon the Company’s performance.

Item 9.01.  Financial Statements and Exhibits.

(d)                       Exhibits.

Exhibit Number	Description
10.1	2015 Executive Officer Annual Base Salaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: February 12, 2015	By:	/s/ Dan S. Johnston
Dan S. Johnston,
Executive Vice President and Chief Legal and Administrative Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2015 Executive Officer Annual Base Salaries